SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 1998
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                         U.S. Timberlands Company, L.P.
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               (Exact name of registrant as specified in charter)

   Delaware                         0-23259                      91-1842156
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(State or other                   (Commission                   (IRS Employer
 jurisdiction of                   File Number)              Identification No.)
 incorporation)

1301 Fifth Avenue, Suite 3725, Seattle, WA                           98101-2636
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(Address of principal executive offices)                              (zip code)

Registrant's telephone number, including area code 206-652-5000
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Item 4. Changes in and Disagreements With Accountants on Accounting and
        Financial Disclosure

            On December 1, 1998, Arthur Andersen, LLP (the "Former Accountant") resigned as the Registrant's independent accountant.

            The Former Accountant's report on the Registrant's financial statements for either of the past two years did not contain any adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

            In connection with the Former Accountant's audit of the Registrant's financial statements for its fiscal year ended December 31, 1996, a period prior to the time that the Registrant was a Reporting Company, the Former Accountant advised the Registrant of certain material weaknesses in the Company's system of internal controls over cash. As a result of such weaknesses, the Former Accountant expanded the scope of its audit procedures related to the Registrant's cash dibursements in order to issue an opinion on the Registrant's year end 1996 Financial Statements. The control weaknesses were addressed to the Former Accountant's satisfaction.

            In addition, in connection with the audit of the Registrant's Financial Statements for its fiscal year ended December 31, 1996, there was an accounting principle disagreement regarding the classification of a payment to a related party prior to year end and the repayment of such amount after year end and an audit scope disagreement regarding the need to confirm with the Registrant's lender if the payment and repayment would result in a loan being classified as current. Each of the foregoing disagreements were resolved to the Former Accountant's satisfaction.

            The Registrant has authorized the Former Accountant to respond fully to the inquiries of any successor accountant concerning the subject matter of each of the matters described in the two preceding paragraphs.

            Each of the matters described above was communicated to the Registrant's audit committee on May 30, 1997.

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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 1998

                        U.S. Timberlands Company, L.P. (Registrant)
                           By:  U.S. Timberlands Service Co., LLC


                              By: /s/ John Rudey
                                 --------------------------------------------
                                    John Rudey, Chief Executive Officer

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                                    EXHIBITS

            1. Letter dated December 8, 1998 from Arthur Andersen LLP to Securities and Exchange Commission.